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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): August 17, 2000
                                                         ---------------


                                  AURORA FOODS INC.
                -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                       333-50681                94-3303521
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S.Employer
      of Incorporation)                                     Identification No.)


1000 St. Louis Union Station, Suite 300, St. Louis, MO              63103
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    (Address of Principal Executive Offices)                      (Zip Code)


      Registrant's Telephone Number, including Area Code:  (314) 632-0303
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ITEM 5.   OTHER EVENTS

On August 17, 2000, Aurora Foods Inc. issued a press release with respect to an agreement with its bondholders. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits
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          99.1  Press Release dated August 17, 2000.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AURORA FOODS INC.


                              By: /s/ Christopher T. Sortwell
                                 -------------------------------
                                 Name:  Christopher T. Sortwell
                                 Title:  Chief Financial Officer


Date: August 17, 2000


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                                 EXHIBIT INDEX

Exhibit No.         Description of Exhibits
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99.1                Press Release dated August 17, 2000.


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